T. Rowe Price Funds

Supplement to the following prospectuses, each as dated below (as supplemented)

March 1, 2019

T. Rowe Price Africa & Middle East Fund

T. Rowe Price Emerging Europe Fund

T. Rowe Price Emerging Markets Discovery Stock Fund

T. Rowe Price Global Allocation Fund

T. Rowe Price Latin America Fund

T. Rowe Price Multi-Strategy Total Return Fund

May 1, 2019

T. Rowe Price Dynamic Credit Fund

T. Rowe Price Emerging Markets Corporate Bond Fund

T. Rowe Price Emerging Markets Local Currency Bond Fund

T. Rowe Price Global High Income Bond Fund

T. Rowe Price Global Real Estate Fund

T. Rowe Price QM Global Equity Fund

T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund

T. Rowe Price QM U.S. Value Equity Fund

T. Rowe Price U.S. Equity Research Fund

July 1, 2019

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Intermediate Tax-Free High Yield Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price Tax-Efficient Equity Fund

T. Rowe Price Tax-Exempt Money Fund

Effective October 1, 2019, the following paragraph in section 2 under The Management Fee is removed from the prospectus of each of the T. Rowe Price funds listed above:

Pursuant to any agreement under which T. Rowe Price has agreed to waive or pay for certain expenses in order to keep a class’ expenses below a certain amount, the class-specific expense limitation could result in waiving expenses that have not been allocated to only that particular class (referred to as “Fundwide Expenses”). T. Rowe Price has agreed to pay or reimburse Fundwide Expenses for all classes of the fund in the same proportional amount. Since Fundwide Expenses may be waived for all classes in certain situations in order to keep one class at or below its contractual limitation, a particular class of the fund may benefit from another class’ expense limitation regardless of whether that class has its own expense limitation. In such situations, Fundwide Expenses are subject to reimbursement (within three years of the waiver) to T. Rowe Price by the fund and each class whenever the class whose expense limitation resulted in the waiver of Fundwide Expenses is operating below its contractual expense limitation and such reimbursement will not cause the class’ expense ratio (after the reimbursement is taken into account) to exceed the lower of the expense limitation in place at the time of the waiver or any expense limitation in place at the time of reimbursement. In addition, each class will only reimburse T. Rowe Price for its proportional share of Fundwide Expenses that were waived or paid.

The date of this supplement is September 30, 2019.

G10-041 9/30/19